EXHIBIT 10.13


              INCENTIVE STOCK OPTION AGREEMENT
                       AMENDMENT No. 1


THIS AMENDMENT, made this _____ day of __________, 199___, by and between Meridian Insurance Group, Inc. (hereinafter called the "Corporation")
________________ (hereinafter called the "Employee"), amends and becomes a part of the Incentive Stock Option Agreement entered into by the parties on __________, 199___.

WHEREAS, the Corporation believes that the Employee has made valuable contributions to the productivity and profitability of the Corporation; and

WHEREAS,   the Corporation desires to encourage the Employee
to continue to make such contributions and not to seek or accept employment elsewhere; and

WHEREAS, the Corporation desires to assure the Employee of certain benefits in case of any termination of his employment with the Corporation subsequent to any Change in Control of the Corporation (as that term is hereinafter defined);

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and the mutual benefits herein provided, the Corporation and the Employee hereby agree as follows:

      1. Full vesting of the Option granted by this Agreement shall occur as of the date first written above.

      2. In Section 9(a) and 9(c) of the Agreement each reference to "three months" is changed to "three years."

      3. The Option granted by this Agreement shall no longer be classified as an Incentive Stock Option as defined in the Plan and henceforth shall be classified as a Non-
Qualified Stock Option.

      4. Except as modified by this Amendment, all terms and conditions of the Incentive Stock Option Agreement signed by both the Employee and the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.

                         MERIDIAN INSURANCE GROUP, INC.
                         ("Corporation")


                         By ______________________________

                         _________________________________
                         ("Employee")